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                                                        EXHIBIT 1



                      VIRGINIA ELECTRIC AND POWER COMPANY

                       First and Refunding Mortgage Bonds

                             UNDERWRITING AGREEMENT

                                                            February 20, 1997

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260-0060
as Representative for
the Several Underwriters
named in Schedule II hereto


Dear Sirs:

         The undersigned, Virginia Electric and Power Company (the Company), hereby confirms its agreement with the several Underwriters named in Schedule II hereto (the Agreement) with respect to the sale to the several Underwriters of certain of its First and Refunding Mortgage Bonds (the Mortgage Bonds) specified in Schedule I hereto (the Mortgage Bonds so specified being referred to herein as the Bonds), and the public offering thereof by the several Underwriters, upon the terms specified in Schedule I hereto.

         1.  Underwriters and Representative. The term "Underwriters" as
             --------------------------------
used herein shall be deemed to mean the several persons, firms or corporations (including the Representative hereinafter mentioned) named in Schedule II hereto, and the term "Representative" as used herein shall be deemed to mean the representative to whom this Agreement is addressed, who by signing this Agreement represents that it has been authorized by the other Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. If there shall be only one person, firm or corporation named in
Schedule II hereto, the term "Underwriters" and the term "Representative" as used herein shall mean that person, firm or corporation. All obligations of the Underwriters hereunder are several and not joint. Any action under or in respect of this Agreement taken by the Representative will be binding upon all the Underwriters.

         2. Description of the Bonds. Schedule I specifies the aggregate
            ------------------------
principal amount of the Bonds, the initial public offering price of the Bonds, the purchase price to be paid by the Underwriters, and any concession from the initial public offering
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price to be allowed to dealers or brokers, and sets forth the date, time and manner of delivery of the Bonds and payment therefor. Schedule I also specifies (to the extent not set forth in the Registration Statement and Prospectus referred to below) the terms and provisions for the purchase of such Bonds. The Bonds will be issued under the Company's Indenture of Mortgage dated November 1, 1935 between the Company and The Chase Manhattan Bank, as Trustee (the Trustee), as supplemented and modified to the date hereof and as to be supplemented by a Supplemental Indenture substantially in the form contained as an exhibit to the Registration Statement referred to below (the Supplemental Indenture).

         3. Representations and Warranties of the Company. The Company
            ---------------------------------------------
represents and warrants to, and agrees with, the Underwriters that:

                  (a) A registration statement, No. 33-59581, on Form S-3 for the registration of the Mortgage Bonds under the Securities Act of 1933, as amended (the Securities Act), which constitutes Post-Effective Amendment No. 1 of Registration Statement No. 33-50423 pursuant to Rule 429 under the Securities Act, heretofore filed with the Securities and Exchange Commission (the Commission), a copy of which as so filed has been delivered to you, has been declared effective (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto other than the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act of 1939, as amended (the Trust Indenture Act), each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Mortgage Bonds included in the Registration Statement, which prospectus is now proposed to be supplemented by a supplement relating to the Bonds to be filed with the Commission pursuant to Rule 424(b) under the Securities Act in the form in which it is first so filed, as so supplemented, and as may be supplemented pursuant to the following sentence, being hereinafter called the "Prospectus"). Whenever the term "Registration Statement", "prospectus", "Preliminary Prospectus" or "Prospectus" is used herein, it shall be deemed to include all documents or portions thereof incorporated therein by reference(the Incorporated Documents) pursuant to the requirements of Form S-3 under the Securities Act, and any reference to any amendment or supplement to any prospectus, Preliminary Prospectus or the Prospectus shall be deemed to refer to and

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         include any documents filed after the date of such prospectus,
         Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the Securities Exchange
         Act), and incorporated therein by reference. So long as the Underwriters are required pursuant to the Securities Act to deliver a prospectus to purchasers of the Bonds, the Company will not file any amendment or supplement to the Registration Statement or the Prospectus unless the Representative shall have been advised of the proposed amendment or supplement and the same shall not have been disapproved as to substance by the Representative or as to form by McGuire, Woods, Battle & Boothe, L.L.P., who are acting as counsel for the Underwriters.

                  (b) No order suspending the effectiveness of the Registration Statement or otherwise preventing or suspending the use of the Prospectus has been issued by the Commission and is in effect and no proceedings for that purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Registration Statement and the Prospectus comply in all material respects with the provisions of the Securities Act, the Securities Exchange Act and the Trust Indenture Act, and the rules, regulations and releases of the Commission thereunder, and neither the Registration Statement nor the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the foregoing representations and warranties in this paragraph (b) shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon information furnished herein or in writing to the Company by the Underwriters or on the Underwriters' behalf for use in the Registration Statement or Prospectus; and provided, further, that the foregoing representations and warranties are given on the basis that any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of the Registration Statement or Prospectus to the extent that the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

                  (c) Deloitte & Touche LLP, who have examined certain of the financial statements filed with the Commission and incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities

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         Act and the rules and regulations of the Commission thereunder.

                  (d) Except as reflected in, or contemplated by, the Registration Statement and Prospectus, since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change in the condition of the Company, financial or otherwise. The Company has no material contingent financial obligation that is not disclosed in each of the Registration Statement and Prospectus.

                  (e) The Company has taken all corporate action necessary to be taken by it to authorize the execution by it of this Agreement and the performance by it of all obligations on its part to be performed hereunder; and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is now a party, or the charter of the Company, as amended, or any order, rule or regulation applicable to the Company of any federal or state regulatory board or body or administrative agency having jurisdiction over the Company or over its property.

                  (f) The Bonds, upon issuance thereof, will conform in all respects to the terms of the relevant order or orders of the State Corporation Commission of Virginia (the Virginia Commission) now or hereafter in effect with respect to the Bonds.

         4. Public Offering. On the basis of the representations and warranties
            ---------------
herein contained, but subject to the terms and conditions in this Agreement set forth, the Company agrees to sell to each of the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the price, place and time hereinafter specified, the principal amount of the Bonds set forth opposite the name of such Underwriter in Schedule II hereto. The several Underwriters agree to make a public offering of their respective Bonds specified in Schedule II hereto at the initial public offering price specified in Schedule I hereto. It is understood that after such initial offering the several Underwriters reserve the right to vary the offering price and further reserve the right to withdraw, cancel or modify such offering without notice.

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         5. Time and Place of Closing. Delivery of the Bonds to, and payment
            -------------------------
therefor by, the Representative for the accounts of the several Underwriters shall be made at the time, place and date specified in Schedule I or such other time, place and date as the Representative and the Company may agree upon in writing, and subject to the provisions of Section 10 hereof. The hour and date of such delivery and payment are herein called the "Closing Date". Unless otherwise specified in Schedule I hereto, payment for the Bonds shall be made to the Company or its order by wire transfer of immediately available funds at the Closing Date. The Bonds shall be in the form of definitive fully registered Bonds without coupons in such authorized denominations and registered in such names as the Representative shall specify. For the purpose of expediting the checking of such Bond certificates by the Representative, the Company agrees to make the certificates available to the Representative for such purpose before the Closing Date, at the place specified in Schedule I.

         6. Covenants of the Company. The Company agrees that:
            ------------------------

                  (a) The Company, at or prior to the Closing Date, will deliver to the Representative conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference unless specifically requested). As soon as the Company is advised thereof, it will advise the Representative orally of the issuance of any stop order under the Securities Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Representative sufficient conformed copies of the Registration Statement and Prospectus and of all amendments thereto (in each case without exhibits) for distribution of one to each Underwriter and will deliver to the Underwriters, in accordance with the Representative's instructions, from time to time, as many copies of the Prospectus as the Representative may reasonably request for the purposes contemplated by the Securities Act or the Securities Exchange Act.

                  (b) The Company will pay all expenses in connection with (i) the preparation and filing by it of the Registration Statement and Prospectus and the printing of

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         this Agreement and the Supplemental Indenture, (ii) the preparation, issue and delivery of certificates for the Bonds, (iii) any fees and expenses of the Trustee and (iv) the printing and delivery to the Underwriters in reasonable quantities of copies of the Registration Statement and the Prospectus (each as originally filed and as subsequently amended). The Company also will pay all taxes, if any, except transfer taxes, on the issue of the Bonds. In addition, the Company will pay the reasonable fees and disbursements of Underwriters' counsel, McGuire, Woods, Battle & Boothe, L.L.P., in connection with the qualification of the Bonds under state securities or blue sky laws or investment laws (if and to the extent such qualification is required by the Underwriters or the Company).

                  (c) The Company will furnish the Representative with copies of each further amendment and supplement to the Prospectus relating to the offering of the Bonds in such quantities as the Representative may from time to time reasonably request. If during the period when the delivery of a prospectus shall be required by law in connection with the sale of any Bonds by an Underwriter or dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representative, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Securities Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Securities Exchange Act or the Trust Indenture Act, the Company forthwith will (i) notify the Representative to suspend solicitation of purchases of the Bonds and
         (ii) at its expense, make any such filing or prepare and furnish to the Representative a reasonable number of copies of a supplement or supplements or amendment or amendments to the Prospectus which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Bonds after the expiration of the period specified in the

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         preceding sentence, the Company, upon the request of the
         Representative, will furnish to the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus, complying with Section 10(a) of the Securities Act. During the period specified in the second sentence of this paragraph, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the Securities Exchange Act and the applicable rules and regulations of the Commission thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof to the Representative and McGuire, Woods, Battle & Boothe, L.L.P.

                  (d) The Company will make generally available to its security holders, as soon as it is practicable to do so, an earnings statement of the Company (which need not be audited) in reasonable detail, covering a period of at least 12 months beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act.

                  (e) For a period of five years following the Closing Date, the Company will deliver to the Representative, as soon as practicable after the end of each fiscal year, a Form 10-K of the Company, all as certified by independent public or certified public accountants, and will deliver to the Representative upon request, as soon as practicable after the end of each quarterly period, a Form 10-Q.

                  (f) The Company will use its best efforts promptly to do and perform all things to be done and performed by it hereunder prior to the Closing Date and to satisfy all conditions precedent required of it to the delivery by it of the Bonds.

                  (g) The Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the securities or blue sky laws of such states as the Representative may designate; provided, however, that the Company shall not be required in any state to qualify as a foreign corporation, or to file a general consent to service of process, or to submit to any requirements which it deems unduly burdensome.

                  (h) Fees and disbursements of McGuire, Woods, Battle & Boothe, L.L.P. who are acting as counsel for the

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         Underwriters (exclusive of fees and disbursements of such counsel which are to be paid as set forth in subparagraph (b) of this paragraph 6), shall be paid by the Underwriters; provided, however, that if this Agreement is terminated in accordance with the provisions of Sections
         7, 8, 10(b) or 10(c) hereof, the Company shall reimburse the Representative for the account of the Underwriters for the amount of such fees and disbursements.

         7. Conditions of Underwriters' Obligations; Termination by the
            -----------------------------------------------------------
Underwriters. The obligations of the Underwriters to purchase and pay for the
------------
Bonds shall be subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b). The Representative shall have received, prior to payment for the Bonds, a certificate dated the Closing Date and signed by the President or any Vice President of the Company to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

                  (b) At the Closing Date an order or orders of the Virginia Commission permitting the issuance and sale of the Bonds substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Representative or the Company (but all provisions of such order or orders heretofore entered are deemed acceptable to the Representative and the Company, and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Representative and the Company unless within 24 hours after receiving a copy of any such order either shall give notice to the other to the effect that such order contains an unacceptable provision).

                  (c) At the Closing Date the Representative shall receive, on behalf of the several Underwriters, the opinions of McGuire, Woods, Battle & Boothe, L.L.P., Hunton & Williams and Jackson & Kelly, substantially in the forms attached hereto as Schedules III through V.

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                  (d) On the date of this Agreement and on the Closing Date, the
         Representative shall have received from Deloitte & Touche LLP, a letter addressed to the Representative, dated the date of this Agreement and the Closing Date, respectively, (i) confirming that they are independent public accountants as required by the Securities Act; (ii) stating in effect that, in their opinion, the audited financial statements included in or incorporated by reference in the Registration Statement and the Prospectus and audited by them as stated in their report incorporated by reference in the Registration Statement (the Audited Financial Statements), comply as to form in all material respects with the applicable accounting requirements adopted pursuant to the Securities Exchange Act; (iii) stating, in effect, that on the basis of a reading of the minutes of the meetings of the Board of Directors of the Company and of committees of the Board since the end of the period covered by the Audited Financial Statements, a reading of the unaudited financial statements incorporated by reference in the Prospectus (if any), of the unaudited statement of income for any interim period for which information is included in the Prospectus under the caption "Selected Financial Information" or any section updating such information, and of the latest available unaudited financial statements of the Company covering a period of twelve months ending after the end of the period covered by the Audited Financial Statements (if any), and inquiries of officials of the Company responsible for financial and accounting matters (which procedures did not constitute an audit made in accordance with generally accepted auditing standards), nothing came to their attention that caused them to believe that such unaudited financial statements incorporated by reference in the Prospectus are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the Audited Financial Statements; and (iv) stating, in effect, that on the basis of more limited procedures than those set forth in the foregoing clause (iii), consisting merely of the reading of the minutes referred to in said clause and inquiries of officials of the Company responsible for financial and accounting matters, nothing came to their attention at a date not more than five business days prior to the date of such letter that caused them to believe that (1) at such date there was any decrease in common stockholder's equity or any increase in long-term debt of the Company (including amounts due within one year, but excluding unamortized discount (net of premium)) as compared with the amounts shown in the balance sheet included in the most recent financial statements incorporated by reference, or (2) for

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         the period from the date of the most recent unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus to a date not more than five business days prior to the date of such letter there were any decreases, as compared with the corresponding period in the preceding year, in the operating revenues, operating income or net income, except (with respect to (1) or (2)) in all instances for changes or decreases that the Registration Statement discloses have occurred or may occur; provided, however, that said letters may vary from the requirements specified in clause (iv) hereof in such manner as the Representative in its sole discretion may deem to be acceptable. Said letters shall also state that the dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from the general accounting records of the Company) that appear (1) in the Prospectus under the captions "Selected Financial Information" and "Other Selected Data" and under any caption contained in a supplement to the Prospectus updating such dollar amounts, percentages and other financial information (limited to total assets and utility plant expenditures), (2) in the Company's most recent Annual Report on Form 10-K under the caption "Selected Financial Data" or (3) in the Registration Statement under the caption "Ratio of Earnings to Fixed Charges" have been compared with the general accounting records of the Company and such dollar amounts, percentages and financial information have been found to be in agreement with the accounting records of the Company and the computations have been found to be arithmetically correct. Each such letter shall relate to the Registration Statement and Prospectus as amended or supplemented to the date of each such letter.

                  (e) Since the respective most recent dates as of which information is given in the Registration Statement and Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Company, financial or otherwise; since such dates and up to the Closing Date, the Company shall not have any material contingent liability, except as reflected in or contemplated by the Registration Statement and Prospectus, and there shall not have been any material transaction entered into by the Company other than transactions contemplated by the Registration Statement or the Prospectus and transactions in the ordinary course of business; on the Closing Date, the representations and warranties of the Company in this Agreement shall be true and correct as if made on and as of

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         such date, and the Company shall have performed all obligations and satisfied all conditions required of it under this Agreement; and, at the Closing Date, the Representative shall have received a certificate to such effect signed by the Chairman of the Board, the President or any Vice President of the Company.

                  (vii) All legal proceedings to be taken in connection with the issuance and sale of the Bonds shall have been satisfactory in form and substance to McGuire, Woods, Battle & Boothe, L.L.P.

         In case any of the conditions specified above in this paragraph 7 shall not have been fulfilled, this Agreement may be terminated by the Representative upon mailing or delivering written notice thereof to the Company; provided, however, that in case the conditions specified in subparagraph 7(e) shall not have been fulfilled, this Agreement may not be so terminated by the Representative unless Underwriters who have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of the Bonds shall have consented to such termination and the aforesaid notice shall so state. Any such termination shall be without liability of any party to any other party except as otherwise provided in paragraphs 6(b), 6(h), 9 and 10(c) hereof.

         8. Conditions of the Obligation of the Company. The obligation of the
            -------------------------------------------
Company to deliver the Bonds shall be subject to the conditions set forth in the first sentence of paragraph 7(a) and in paragraph 7(b). In case said conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representative. Any such termination shall be without liability of any party to any other party except as otherwise provided in paragraphs 6(b), 6(h), 9 and 10(c) hereof.

         9. Indemnification. (a) The Company agrees to indemnify and hold
            ---------------
harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act, or any other statute or common law and to reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages, or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon

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any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in either such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any Preliminary Prospectus (if and when used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the foregoing agreement, insofar as it relates to any Preliminary Prospectus, shall not inure to the benefit of any Underwriter (or to the benefit of any person who controls such Underwriter) on account of any losses, claims, damages or liabilities arising out of the sale of any of the Bonds by such Underwriter to any person if a copy of the Prospectus (as supplemented or amended, if the Company shall have made any supplements or amendments which have been furnished to the Representative) shall not have been sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale to such person; and provided further, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished herein or otherwise in writing to the Company by or on behalf of any Underwriter for use in the Registration Statement or any amendment thereto, in the Prospectus or any supplement thereto, or in any Preliminary Prospectus. The indemnity agreement of the Company contained in this paragraph and the representations and warranties of the Company contained in Section 3 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Bonds.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its officers and directors, each other Underwriter, and each person who controls any thereof within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act, or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or

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are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in either such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any Preliminary Prospectus (if and when used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished herein or in writing to the Company by or on behalf of such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or any Preliminary Prospectus. The indemnity agreement of the respective Underwriters contained in this paragraph shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, or any such other Underwriter or any such controlling person, and shall survive the delivery of the Bonds.

         Each Underwriter represents and warrants that its commitment to buy the Bonds will not result in a violation of the financial responsibility requirements of Rule 15c3-1 under the Securities Exchange Act.

         (c) The Company and each of the Underwriters agrees that, upon the receipt of notice of the commencement of any action against the Company or any of its officers or directors, or any person controlling the Company, or against such Underwriter or controlling person as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party (or parties) and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (or parties), the indemnified party shall have the right to select separate counsel to assert such legal defenses and to participate otherwise in the defense of such action on behalf of such indemnified party. The indemnifying party shall bear the reasonable fees and expenses of counsel retained by the indemnified party if (i) the indemnified party shall have retained such counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, representing the indemnified parties under (a) or (b), as the case may be, of this paragraph 9 who are parties to such action), (ii) the indemnifying party shall have elected not to assume the defense of such action, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         (d) If the indemnification provided for in this paragraph 9 is unavailable to or insufficient to hold harmless an indemnified party under subparagraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of you, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations, including relative benefit. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this subparagraph
(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities

(or actions in respect thereof) referred to above in this subparagraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         10. Termination by the Company. (a) If any one or more of the
             --------------------------
Underwriters shall fail or refuse to purchase the Bonds which it or they have agreed to purchase hereunder, and the aggregate principal amount of the Bonds which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated severally in the proportions which the principal amount of the Bonds set forth opposite their respective names in Schedule II bears to the aggregate principal amount of the Bonds, or in such other proportions as the Underwriters may specify, to purchase the Bonds which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall so fail or refuse to purchase Bonds and the aggregate principal amount of the Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds and arrangements satisfactory to the Underwriters and the Company for the purchase of such Bonds are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter (except as provided in paragraphs 6(h) and 9) or of the Company (except as provided in paragraphs 6(b) and 9). In any such case not involving a termination, either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         (b) This Agreement may be terminated at any time prior to the Closing Date by the Representative upon notice thereof to the Company, if prior to such time (i) there shall have occurred a downgrading in the rating accorded the Company's mortgage bonds by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, (ii) there shall have occurred any general suspension of trading in securities on the New York Stock Exchange or there shall have been established by the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court, any limitation on prices for such trading or any restrictions on the distribution of securities, (iii) a banking moratorium shall have been declared either by federal or New York State authorities or (iv) the United States shall have become engaged in any outbreak (or escalation) of hostilities or other national or international calamity or crisis resulting in the declaration of a national emergency, the effect of which, in the case of this clause (iv), in your judgement makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated in the Prospectus.

         (c) If this Agreement shall be terminated by the Representative pursuant to subparagraph (b) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters, severally, for all out-of-pocket expenses (in addition to the fees and disbursements of their counsel as provided in paragraph 6(h)) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in paragraphs 6(b) and 9.

         11. Representations, Warranties and Agreements to Survive Delivery. All
             --------------------------------------------------------------
representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person of any Underwriter, or by or on behalf of the Company, and shall survive delivery of the Bonds.

         12. Miscellaneous. The validity and interpretation of this Agreement
             -------------
shall be governed by the laws of the State of New York. This Agreement shall inure to the benefit of the Company, the Underwriters and, with respect to the provisions of paragraph 9 hereof, each controlling person and each officer and director of the Company referred to in said paragraph 9, and their respective successors, assigns, executors and administrators. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such, of any of the Bonds from any of the several Underwriters.

         13. Notices. All communications hereunder shall be in writing and if to
             -------
the Underwriters shall be mailed, telexed, telecopied or delivered to the Representative at the address set forth on Schedule I hereto, or if to the Company shall be mailed, telexed, telecopied or delivered to it, attention of Treasurer, Virginia Electric and Power Company, One James River Plaza, Richmond, Virginia 23219.

                     [remainder of page intentionally blank]

         Please sign and return to us a counterpart of this letter, whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                    VIRGINIA ELECTRIC AND POWER COMPANY

                                    By:      /s/ James P. Carney
                                             _________________________________
                                             James P. Carney
                                             Assistant Treasurer and Assistant
                                             Corporate Secretary


                     [remainder of page intentionally blank]

The foregoing agreement is hereby confirmed and accepted, as of the date first above written.

J.P. MORGAN SECURITIES INC.

By /s/ Maria Sramek
   ------------------------------------
   Name: Maria Sramek
   Title: Vice President

Acting individually and on behalf of the other several Underwriters named in
Schedule II hereto.



                     [remainder of page intentionally blank]

                                   SCHEDULE I

Title of Bonds:      First and Refunding Mortgage Bonds of 1997,
                     Series A, 6 3/4%%, due February 1, 2007

Aggregate Principal Amount:  $200,000,000

Initial Price to Public:

              98.736% of the principal amount of the Bonds plus
               accrued interest, if any, from the date of issuance

Initial Purchase Price to be paid by Underwriters:

              98.490% of the principal amount of the Bonds

Specified funds for payment of purchase price (wire transfer of immediately available funds unless otherwise specified).

Time of Delivery:    February 25, 1997, 10:00 a.m.

Closing Location:    200 Park Avenue, 43rd Floor
                     New York, New York

The Bonds will be available for inspection by the

Representative at:    200 Park Avenue, 43rd Floor
                      New York, New York

Address for Notices to the Underwriters:
                  J.P. Morgan Securities Inc.
                  Att: Lisa Guarracino
                  60 Wall Street
                  New York, New York 10260-0060

                                   SCHEDULE II

                                                             Principal Amount
Underwriter                                               Bonds to be Purchased
-----------                                               ---------------------
J.P. Morgan Securities Inc.                                 $   97,500,000
Salomon Brothers Inc                                            97,500,000
Oppenheimer & Co., Inc.                                          5,000,000
                                                            -----------------
       Total                                                $  200,000,000

                                  SCHEDULE III

                            PROPOSED FORM OF OPINION

                                       OF

                     MCGUIRE, WOODS, BATTLE & BOOTHE, L.L.P.

                                One James Center
                               Richmond, VA 23219

                     Re: VIRGINIA ELECTRIC AND POWER COMPANY

                   First and Refunding Mortgage Bonds of 1997
                      Series A, ____%, due February 1, 2007

                                February 25, 1997

[name and address of
  Representative]

Dear Sirs:

         We have acted as counsel for the several Underwriters described below in connection with arrangements for the issuance by Virginia Electric and Power Company (the "Company") of $200,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds of 1997, Series A, ____% due February 1, 2007 (the "Bonds"), the terms of which are specified in Schedule I of the Underwriting Agreement referred to below and in the Prospectus referred to therein, under and pursuant to an Indenture of Mortgage of the Company, dated November 1, 1935, as supplemented and modified by eighty-five supplemental indentures (said Indenture of Mortgage as so supplemented and modified being hereinafter called the "Mortgage"), under which The Chase Manhattan Bank, a New York banking corporation, is now Trustee, and the purchase of the Bonds by the several Underwriters pursuant to the Underwriting Agreement dated February 20, 1997 between you, acting individually and as Representative of the several Underwriters named in Schedule II thereto, and the Company (the "Underwriting Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Underwriting Agreement.

         We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of the Trustee, and other documents, as we have deemed it necessary to require as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustee and other appropriate persons and statements contained in the Registration Statement. All legal proceedings taken as of the date hereof in connection with the issuance and sale of the Bonds have been satisfactory in form and substance to us.

         In addition, we attended the closing held today at 200 Park Avenue, New York, New York, at which the Company delivered to the Representative, for the accounts of the several Underwriters, certificates for the Bonds, in accordance with the Underwriting Agreement, against payment therefor.

         Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that:

                   A. The Company is a corporation duly incorporated and existing under the laws of Virginia and is duly qualified as a foreign corporation in West Virginia and North Carolina, and has corporate power to transact its business as described in the Prospectus.

                   B. The Underwriting Agreement has been duly authorized by all necessary corporate action and has been duly executed and delivered by the Company, and constitutes a valid obligation of the Company.

                   C. The Registration Statement has become effective and remains in effect at this date, and the Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer for sale and the sale of the Bonds in the manner therein specified.

                   The Registration Statement and the Prospectus (except the financial statements and other financial or statistical information included or incorporated by reference therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act, and to the applicable rules and regulations of the Commission thereunder.

                   We express no opinion with reference to the statements under "Security and Priority" under the caption DESCRIPTION OF THE BONDS in the Prospectus for the reasons indicated in the concluding paragraph of this opinion; but except as aforesaid, and subject to the concluding paragraph of this opinion, we are of the opinion that the statements under DESCRIPTION OF THE BONDS are accurate and do not omit any material fact required to be stated therein or necessary to make such statements not misleading. As to other matters, we have not undertaken to determine independently the accuracy or completeness of the statements contained or incorporated by reference in the Registration Statement or in the Prospectus. We have, however, participated in conferences with counsel for and representatives of the Company in connection with the preparation of the Registration Statement and the Prospectus, and we have reviewed all documents incorporated by reference in the Prospectus through the date hereof pursuant to the requirements of Form S-3 (the "Incorporated Documents") and such of the corporate records of the Company as we deemed advisable. None of the foregoing disclosed to us any information which gives us reason to believe that the Registration Statement or the Prospectus (except the financial statements and other financial or statistical information included or incorporated by reference therein, as to which we express no opinion) contained on the date the Registration Statement became effective, or now contains, any untrue statement of a material fact or omitted on said date or now omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing is made on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

                   D. An appropriate order of the Virginia Commission with respect to the issue and sale of the Bonds on the terms and conditions set forth in the Underwriting Agreement has been issued, and said order remains in effect at this date and constitutes valid and sufficient authorization for the sale of the Bonds as contemplated by the Underwriting Agreement. We understand said order does not contain any provision unacceptable to the Representative under the Underwriting Agreement. No approval or consent by any public regulatory body, other than such order and notification of effectiveness by the Commission, is legally required in connection with the issue and sale of the Bonds as contemplated by the Underwriting Agreement (except compliance with the provisions of securities or blue sky laws of certain states in connection with the sale of the Bonds in such states) and the carrying out of the provisions of the Underwriting Agreement.

                   E. The Mortgage has been duly authorized by all necessary corporate action and has been duly executed and delivered, and conforms to the statements with respect thereto contained in the Registration Statement and the Prospectus; the Mortgage, so far as it relates to properties in Virginia, North Carolina and West Virginia, subject, as to real properties acquired after the admission of the Eighty-Fifth Supplemental Indenture to recordation, to due and prompt recordation of the Eighty-Fifth Supplemental Indenture in all the recording offices within the jurisdiction of which such properties are located before any sale of any such properties, and subject, as to the mortgaged personal properties in West Virginia, to due and prompt filing of the Eighty-Fifth Supplemental Indenture in the office of the Secretary of State of West Virginia, constitutes a valid mortgage legally effective to create a lien (as to the ranking of which reference is made to the below-mentioned opinions of Messrs. Hunton & Williams and Messrs. Jackson & Kelly, including the statements made in the Prospectus on their authority) for the security of the Bonds (pari passu with all other bonds of the same or other series that are or may hereafter be issued under the Mortgage) upon the interest of the Company in the property, including franchises, now owned by the Company, except as otherwise provided in the Mortgage as to specific property or specific classes of property; the Mortgage contains customary provisions for the enforcement of the security provided for therein, certain of which may be limited by the laws of Virginia, West Virginia or North Carolina (but such laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security) and, as to nuclear facilities, by the Atomic Energy Act of 1954, as amended, and regulations thereunder, and may also be limited or rendered unavailable by bankruptcy, moratorium and similar laws from time to time in force or general principles of equity. We express no opinion as to the validity or enforceability of any covenant to pay interest on defaulted interest.

                   The Mortgage has been duly qualified under the Trust Indenture Act.

                   F. The Bonds conform to their description in the Underwriting Agreement and to the statements with respect thereto contained in the Registration Statement and the

                   Prospectus, and have been duly authorized and are duly issued under the Mortgage and entitled to the benefits and security thereof and are valid, binding and legal obligations of the Company according to their tenor and effect (subject, as to enforceability, to bankruptcy, moratorium and similar laws from time to time in force or general principles of equity).

          We have made no examination of the Company's title to property purported to be owned by it, the description of such property contained in the Mortgage, the validity and sufficiency of the franchises under which the Company operates, the ranking of the lien created by the Mortgage, the absence of liens or encumbrances on property of the Company other than the lien of the Mortgage and the permitted liens referred to therein, the due recordation prior to the date hereof of the original Indenture of Mortgage and the first eighty-four supplemental indentures, the form (for purposes of recording) of the Mortgage, or the due filing prior to the date hereof of a financing statement or any other instrument to protect the lien of the Mortgage upon personal property in West Virginia. We express no opinion on such matters and, to the extent that the opinions herein expressed involve such matters, we have relied upon the opinion addressed to you by Messrs. Hunton & Williams of Richmond, Virginia, and Raleigh, North Carolina, and Messrs. Jackson & Kelly of Charleston, West Virginia, each dated the date hereof (including the statements made in the Prospectus on their authority), which opinions are satisfactory in scope and form to us, and upon which opinions we believe you and we may properly rely. Likewise, we have relied upon the opinions of such counsel as to all matters of West Virginia and North Carolina law.

                                         Very truly yours,

                                         McGUIRE, WOODS, BATTLE & BOOTHE, L.L.P.

                                   SCHEDULE IV

                            PROPOSED FORM OF OPINION

                                       OF

                                HUNTON & WILLIAMS

                          Riverfront Plaza, East Tower
                               951 E. Byrd Street

                            Richmond, Virginia 23219

                     Re: VIRGINIA ELECTRIC AND POWER COMPANY

                   First and Refunding Mortgage Bonds of 1997
                      Series A, ____%, due February 1, 2007

                                February 25, 1997

[name and address of
  Representative]

Dear Sirs:

         We have acted as counsel for Virginia Electric and Power Company (the Company) in connection with arrangements for the issuance by the Company of $200,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds of 1997, Series A, ____%, due February 1, 2007 (the Bonds) the terms of which are specified in Schedule I of the Underwriting Agreement referred to below and in the Prospectus referred to therein, under and pursuant to an Indenture of Mortgage of the Company, dated November 1, 1935, as supplemented and modified by eighty-five supplemental indentures (such Indenture of Mortgage as so supplemented and modified being hereinafter called the Mortgage), under which The Chase Manhattan Bank, a New York banking corporation, is now Trustee, and the purchase of the Bonds by the several Underwriters pursuant to the Underwriting Agreement dated February 20, 1997 between you, acting individually and as Representative of the several Underwriters named in Schedule II thereto, and the Company (the Underwriting Agreement). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Underwriting Agreement.

         We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of the Trustee, and other documents, as we have deemed it necessary to require as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustee and other appropriate persons and statements contained in the Registration Statement. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Underwriting Agreement have been satisfactory to us.

         In regard to the title of the Company to its properties, we have made no independent investigation of original records but our opinion is based (a) with respect to land and rights of way for electric lines of 69,000 volts or more, solely on reports and opinions by counsel in whom we have confidence and
(b) with respect to rights of way for electric lines of less than 69,000 volts and various matters of fact in regard to all other properties, solely on information from officers of the Company.

         On this basis, we are of the opinion that:

                   1. The Company is a corporation duly organized and existing under the laws of Virginia and the Company is duly qualified as a foreign corporation in West Virginia and North Carolina. Neither the nature of the Company's business nor the properties it owns or holds under lease makes necessary qualification as a foreign corporation in any state where it is not now so qualified, and the Company has corporate power to conduct its business and to issue the Bonds.

                   2. All requisite corporate and governmental authorizations have been given for the issuance of the Bonds and the sale of the Bonds under the Underwriting Agreement.

                   3. The Mortgage has been duly authorized, executed and delivered and so far as it relates to properties in North Carolina and Virginia is valid and binding except as stated below, and constitutes a valid lien to the extent that it purports to be one for the benefit of the holders of the bonds issued thereunder (except that the lien may be defeated as to real property acquired after recordation of any latest supplemental indenture by its sale before recordation of a further supplemental indenture and our opinion, so far as relating to the lien on certain properties now owned, is accordingly subject to recordation of the Eighty-Fifth Supplemental Indenture and except that the lien as to personal property of the Company held by bailees may be defeated). The Mortgage contains customary provisions for the enforcement of the security provided for therein, certain of which may be limited by the laws of Virginia, West Virginia or North Carolina (but such laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security) and, as to nuclear facilities, by the Atomic Energy Act of 1954, as amended, and regulations thereunder, and may also be limited or rendered unavailable by bankruptcy, moratorium and similar laws from time to time in force. We express no opinion as to the validity or enforceability of any covenant to pay interest on defaulted interest.

                   4. All the Bonds have been duly executed, authenticated and delivered and are valid and binding obligations of the Company, enforceable in accordance with their terms (subject, as to enforceability, to applicable bankruptcy, moratorium and similar laws from time to time in force or general principles of equity).

                   5. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid obligation of the Company.

                   6. The Registration Statement with respect to the Bonds filed pursuant to the Securities Act of 1933, as amended (the Securities
         Act), has become effective and remains in effect at this date, and the Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer for sale and the sale of the Bonds in the manner therein specified.

                  The statements in regard to our firm made under the caption EXPERTS in the Prospectus are correct, and we are of the opinion that, so far as governed by the laws of the United States, North Carolina or Virginia, the legal conclusions relating to franchises, title to properties, limitations upon the issuance of bonds and preferred stock in the Company's Annual Report on Form 10-K incorporated in the Prospectus by reference and the description of the Bonds contained in the Prospectus under DESCRIPTION OF THE BONDS are substantially accurate and fair, including the statements as to North Carolina and Virginia titles and defects therein and franchises and permits. As to the statistical statements in the Registration Statement (which includes the documents incorporated therein by reference), we have relied solely on the officers of the Company. As to other matters of fact, we have consulted with officers and other employees of the Company to inform them of the disclosure requirements of the Securities Act, and facilitated the assembly of relevant data. We have examined various reports, records, contracts and other documents of the Company and orders and instruments of public officials, which our investigation led us to deem pertinent. In addition, we attended the due diligence meetings with representatives of the Company and the closing held today at which the Company satisfied the conditions contained in Paragraph 7 of the Underwriting Agreement. We have not, however, undertaken to make any independent review of the other records of the Company. We accordingly assume no responsibility for the accuracy or completeness of the statements made in the Registration Statement except as stated above in regard to the aforesaid captions. But such consultation, examination and attendance disclosed to us no information with respect to such other matters that gives us reason to believe that the Registration Statement or the Prospectus contained on the date the Registration Statement became effective or contains now any untrue statement of a material fact or omitted on said date or omits now to state a material fact required to be stated therein or necessary to make the statements therein not misleading. We are of the opinion that the Registration Statement and the Prospectus (except the financial statements and the other financial information included or incorporated therein by reference, as to which we express no opinion) comply as to form in all material respects to the requirements of the Securities Act, the Securities Exchange Act and the Trust Indenture Act, and to the applicable rules and regulations of the Commission thereunder. We are further of the opinion that the Mortgage has been duly qualified under the Trust Indenture Act.

                   7. Except as set forth in the Registration Statement, there are no pending legal, administrative or judicial proceedings with respect to the Company required to be described by Form S-3.

         The opinions in paragraphs 6 and 7 hereof are given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

         We understand that you are relying (we believe that you are justified in relying, and for our part we rely) on the opinion of Jackson & Kelly as to all matters governed by the laws of West Virginia, including the statements made in the Prospectus on their authority.

                                                     Yours very truly,

                                                     HUNTON & WILLIAMS

                                   SCHEDULE V

                            PROPOSED FORM OF OPINION

                                       OF

                                 JACKSON & KELLY

                               1600 Laidley Tower
                                  P. O. Box 553

                         Charleston, West Virginia 25322

                     Re: VIRGINIA ELECTRIC AND POWER COMPANY

                   First and Refunding Mortgage Bonds of 1997
                      Series A, ____%, due February 1, 2007

                                February 25, 1997

Virginia Electric and Power Company
P. O. Box 26666
Richmond, Virginia  23261

[name and address of
 Representative]

Dear Sirs:

         We are familiar with the arrangements for the issuance of $200,000,000 aggregate principal amount of First and Refunding Mortgage Bonds of 1997, Series A, ____%, due February 1, 2007 (the Bonds), of Virginia Electric and Power Company (the Company) under an Indenture of Mortgage dated November 1, 1935, as supplemented and modified by eighty-five supplemental indentures (the Mortgage), and the sale thereof pursuant to an Underwriting Agreement dated February 20, 1997 between the Company and the Underwriters named in Schedule II thereto (the Underwriting Agreement), and we have acted as West Virginia counsel for the Company in that regard.

         We are of the opinion that, so far as governed by the laws of West
Virginia:


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

                   1. The Company is duly qualified as a foreign corporation in West Virginia and has corporate power to conduct its business in West Virginia and issue the Bonds.

                   2. No governmental authorization is requisite for the issuance of the Bonds and their sale under the Underwriting Agreement.

                   3. The Mortgage has been duly authorized, executed and delivered, is valid and binding (except as stated below) and so far as it relates to properties in West Virginia constitutes a valid lien to the extent that it purports to be one for the benefit of the holders of the bonds issued thereunder (subject as to mortgaged personal properties, to the filing of the Eighty-Fifth Supplemental Indenture in the office of the Secretary of State of West Virginia and except that the lien may be defeated as to real property acquired after recordation of any latest supplemental indenture and before recordation of a further supplemental indenture and our opinion, so far as relating to the lien on certain properties now owned, is accordingly subject to recordation of the Eighty-Fifth Supplemental Indenture). The Mortgage contains customary provisions for the enforcement of the security provided for therein, certain of which may be limited by the laws of West Virginia (but such laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security) and may also be limited or rendered unavailable by bankruptcy, moratorium and similar laws from time to time in force. We express no opinion as to the validity or enforceability of any covenant to pay interest on defaulted interest.

         We have assumed, for purposes of the opinions herein expressed, that all the Bonds have been duly executed, authenticated and delivered and are valid and binding obligations of the Company, enforceable in accordance with their terms.

         The statements in regard to our firm made under EXPERTS in the Prospectus relating to the Bonds are correct, and we are of the opinion that the statements in the Prospectus referred to as being made on our authority (including the statements as to West Virginia titles and defects therein and franchises) are substantially accurate and fair. In regard to titles to some of the properties in West Virginia, we have made no independent investigation of original records, but our opinion is based solely on reports and opinions by counsel in whom we have confidence. We assume no responsibility for the accuracy or completeness of any other statements in the Registration Statement, but we do not know of any reason to believe that it contains any untrue statement of a material fact or omits to



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

state a material fact required to be stated or necessary to make the statements not misleading. The foregoing is made on the basis that any statement contained in a document incorporated by reference in the Registration Statement or the Prospectus shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed incorporated document or in the Registration Statement or Prospectus.

                                                     Very truly yours,

                                                     JACKSON & KELLY


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